Income Taxes (FY)	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

11. INCOME TAXES
We have elected to be taxed as a REIT under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organization and operational requirements, including a requirement to annually distribute to our stockholders at least 90% of our REIT taxable income, determined without regard to the dividends paid deduction and excluding net capital gains. We intend to continue to adhere to these requirements and to maintain our REIT status. As a REIT, we are entitled to a deduction for some or all of the distributions we pay to our stockholders. Accordingly, we are generally subject to U.S. federal income taxes on any taxable income that is not currently distributed to our stockholders. If we fail to qualify as a REIT in any taxable year, we will be subject to U.S. federal income taxes and may not be able to qualify as a REIT until the fifth subsequent taxable year following the year of disqualification.
Notwithstanding our qualification as a REIT, we may be subject to certain state and local taxes on our income or properties. In addition, our consolidated financial statements include the operations of certain wholly owned subsidiaries that have jointly elected to be treated as a TRS and are subject to U.S. federal, state and local incomes taxes at regular corporate tax rates. As a REIT, we may also be subject to certain U.S. federal excise taxes if we engage in certain types of transactions.
Deferred income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates in effect for the year in which these temporary differences are expected to reverse. Deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversal of existing taxable temporary differences, the magnitude and timing of future projected taxable income and tax planning strategies. We believe, based on available evidence, it is not more likely than not that our net deferred tax assets will be realized in future periods and, therefore, have recorded a valuation allowance equal to the net deferred tax asset balance.
The following is a summary of our deferred tax assets and liabilities as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Deferred tax assets:
Accrued compensation	$5,338	$4,264
Accrued expenses	210	12
Net operating loss (“NOL”) carryforward	1,239	667
Other	566	106
Gross deferred tax assets	7,353	5,049
Less: valuation allowance	(3,822)	(3,277)
Total deferred tax asset	3,531	1,772
Deferred tax liabilities:
Depreciation and amortization	(3,292)	(1,638)
Prepaid expenses	(239)	(134)
Total deferred tax liabilities	(3,531)	(1,772)
Net deferred tax asset	$—	$—

Our deferred tax assets and liabilities result from the activities of the TRS. The TRS have a federal net operating loss carryforward of $5.4 million. Of this amount, $4.8 million was generated in 2017 and will expire in 2037 if the net operating loss is not utilized. The net operating loss of $0.6 million generated in 2018 can be carried forward indefinitely. As of December 31, 2018, the TRS have state net operating loss carryforwards of $2.2 million, which will expire as determined under each state's statute.
Differences between the net income presented on the consolidated statements of operations and taxable income primarily related to the timing of the recognition of gain or loss on the sale of investment properties for financial reporting purposes and tax reporting and the differences in recognition of revenues and expenses for both financial reporting and tax reporting.
The following table reconciles Net Income (Loss) Attributable to Stockholders to REIT taxable income before the dividends paid deduction for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	2018	2017	2016
Net income (loss) attributable to stockholders	$39,138	$(38,391)	$8,932
Net (income) loss from TRS	(1,171)	4,248	—
Net income (loss) attributable to REIT operations	37,967	(34,143)	8,932
Book/tax differences	33,858	72,824	24,771
REIT taxable income subject to 90% dividend requirement	$71,825	$38,681	$33,703

The Company's distributions to its stockholders for the years ended December 31, 2018, 2017 and 2016, respectively, have exceeded 100% of the REIT taxable income.
The tax composition of our distributions declared for the years ended December 31, 2018 and 2017 was as follows:

	2018	2017
Common stock
Ordinary dividends	27.7%	28.6%
Non-dividend distributions	45.5%	70.9%
Capital gain distributions	26.8%	0.5%
Total distributions per share	100.0%	100.0%

Income tax benefits from uncertain tax positions are recognized in the financial statements only if we believe it is more likely than not that the uncertain tax position will be sustained based solely on the technical merits of the tax position and consideration of the relevant taxing authority's widely understood administrative practices and precedents. We do not believe that we have any uncertain tax positions at December 31, 2018 and 2017.
The statute of limitations for the federal income tax returns remain open for the 2015 through 2017 tax years. The statute of limitations for state income tax returns remain open in accordance with each state's statute.
Interest and penalties related to income taxes are immaterial to the consolidated financial statements. Our accounting policy is to classify interest and penalties as a component of income tax expense. No interest and penalties were accrued by the Company at December 31, 2018 and 2017.